Dreyfus Premier
Worldwide Growth
Fund, Inc.

ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Worldwide Growth Fund, Inc. covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A shares produced a -23.86% total return, Class B shares returned -24.41%, Class C shares returned -24.40%, Class R shares returned -23.62%, and Class T shares provided a -24.06% total return.(1) For the same period, the total return of the fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index"), was -25.51%.(2)

We attribute the fund and market's negative returns to slower global economic growth, as well as declining business and consumer confidence throughout the reporting period. While we are never satisfied with negative returns, we nonetheless take some satisfaction in having outperformed the MSCI World Index.

We would also like to welcome the former shareholders of Dreyfus Global Growth Fund, which was merged into this fund during the reporting period.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

buy and sell relatively few stocks during the course of the year, which may help to minimize investors' tax liabilities and reduce the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 7.26%.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing global economic growth and negative investor sentiment. When the reporting period began, U.S. economic growth had already begun to slow markedly, and weakness threatened to spread to Europe. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively, from 6.5% at the start of the reporting period to 2.5% at the end of the reporting period in an attempt to prevent a recession. However, the September 11 terrorist attacks effectively pushed the U.S. economy over the brink. Europe' s central bank, on the other hand, did not cut rates as aggressively because of inflation concerns. Perhaps as a result, the U.S. stock market generally produced higher returns than those in Europe, where many of the fund's investments are concentrated.

In this evironment, we have remained focused on the health care and consumer staples sectors. Companies in these industries tend to weather downturns relatively well because their products and services are needed regardless of the economic climate. In the health care industry, we continue to favor the large pharmaceutical companies, such as Pfizer, Johnson & Johnson and Roche, all of which we expect to benefit from strong earnings growth as a result of new drug introductions. Some of our larger consumer staples holdings include Philip Morris Cos., L'Oreal and Diageo.

Consistent with the fund's long-term perspective, we made only a few changes to the fund' s investment portfolio. We added to our position in insurer American International Group, which acquired a previous fund holding, American General. AIG's broadly diversified business lines and global markets position it well for growth and should protect its current earnings from the effects of September 11-related claims, in our view. We also added to our holdings of Exxon Mobil, Royal Dutch Petroleum and other large, integrated oil producers, which we believe should benefit from higher energy prices over the long term.

On the other hand, we trimmed the fund's position in media conglomerate Vivendi Universal after its acquisition of former fund holding Seagram. We also reduced our position in technology leader Hewlett-Packard due to concerns regarding its merger with Compaq Computer.

What is the fund's current strategy?

We continue to believe that relatively defensive industry groups in the United States and Europe are best positioned to weather this period of economic weakness. We have generally avoided investments in Japan -- with the sole exception of electronics giant Sony Corp. -- because of persistent recessionary conditions there.

While economic recoveries in the United States and Europe are possible in 2002, we do not anticipate them. Instead, we are adhering to our long-standing, buy-and-hold investment approach that seeks well-established industry leaders with strong prospects for above-average earnings growth over the long term.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares and the Morgan Stanley Capital International World Index

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 7/15/93 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (THE "INDEX"). FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 7/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 10/31/01

                                                               Inception                                                 From
                                                                    Date         1 Year             5 Years          Inception
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                7/15/93        (28.24)%            6.92%             10.42%
WITHOUT SALES CHARGE                                             7/15/93        (23.86)%            8.19%             11.21%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          7/15/93        (27.44)%            7.09%             10.60%((+)(+))
WITHOUT REDEMPTION                                               7/15/93        (24.41)%            7.40%             10.60%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))                    6/21/95        (25.16)%            7.39%              9.79%
WITHOUT REDEMPTION                                               6/21/95        (24.40)%            7.39%              9.79%

CLASS R SHARES                                                    3/4/96        (23.62)%            8.50%              9.22%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              9/30/99        (27.48)%              --             (9.12)%
WITHOUT SALES CHARGE                                             9/30/99        (24.06)%              --             (7.09)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund




STATEMENT OF INVESTMENTS

October 31, 2001

COMMON STOCKS--97.9%                                    Shares       Value ($)
--------------------------------------------------------------------------------

AUTOMOTIVE--.6%

Ford Motor                                             500,000       8,025,000

BANKING--3.5%

Barclays                                                 6,300         189,812

Deutsche Bank, ADR                                     250,000      13,850,000

Fifth Third Bancorp                                      8,575         483,802

UBS                                                    660,060      30,685,901

Wells Fargo & Co.                                        6,825         269,587

                                                                    45,479,102

BASIC MATERIALS--1.7%

L'Air Liquide, ADR                                     825,000      22,249,219

CAPITAL GOODS--4.1%

Emerson Electric                                       175,000       8,578,500

General Electric                                       812,172      29,571,182

Honeywell International                                300,000       8,865,000

Norsk Hydro, ADR                                       150,000       5,719,500

                                                                    52,734,182

CONSUMER DURABLES--3.1%

Christian Dior                                         850,000      22,141,560

Koninklijke (Royal) Philips Electronics                178,480       4,024,724

SONY, ADR                                              344,000      13,140,800

                                                                    39,307,084

ENERGY--11.9%

BP, ADR                                                725,000      35,046,500

ChevronTexaco                                          190,000      16,824,500

Exxon Mobil                                          1,063,208      41,943,556

Royal Dutch Petroleum, ADR                             550,000      27,780,500

TotalFinaElf                                             3,511         492,999

TotalFinaElf, ADR                                      437,258      30,494,373

                                                                   152,582,428

FINANCE--6.2%

American Express                                       455,950      13,418,609

Citigroup                                              656,384      29,878,599

Eurazeo                                                317,260      16,262,968

Fannie Mae                                               2,825         228,712

Goldman Sachs                                            2,400         187,584

J.P. Morgan Chase & Co.                                315,000      11,138,400


COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Merrill Lynch & Co.                                    200,000       8,742,000

                                                                    79,856,872

FOOD & DRUGS--1.7%

Walgreen                                               670,000      21,694,600

FOOD, BEVERAGE & TOBACCO--12.5%

Coca-Cola                                              482,500      23,102,100

Diageo, ADR                                            825,000      33,701,250

Groupe Danone, ADR                                     700,000      16,310,000

LVHM, ADR                                            1,375,275       9,668,183

Nestle                                                   1,750         363,133

Nestle, ADR                                            480,000      24,930,000

PepsiCo                                                254,575      12,400,348

Philip Morris Cos.                                     853,300      39,934,440

                                                                   160,409,454

HEALTH CARE--15.5%

Abbott Laboratories                                    327,900      17,372,142

Eli Lilly                                              225,000      17,212,500

GlaxoSmithKline                                         15,475         416,691

Johnson & Johnson                                      661,825      38,326,286

Merck & Co.                                            478,682      30,544,698

Novartis, ADR                                           50,000       1,881,500

Pfizer                                               1,462,754      61,289,393

Roche, ADR                                             425,000      32,021,094

Synthes-Stratec                                            590  (a)    387,146

Takeda Chemical Industries                               5,000         242,357

                                                                   199,693,807

HOTELS & RESTAURANTS--.7%

McDonald's                                             360,000       9,385,200

HOUSEHOLD & PERSONAL PRODUCTS--4.1%

Estee Lauder, Cl. A                                     80,000       2,580,000

L'Oreal, ADR                                         2,500,000      34,609,375

Procter & Gamble                                       210,000      15,493,800

                                                                    52,683,175

INSURANCE--7.5%

Allianz                                                  1,750         410,963

American International Group                            19,500       1,532,700

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
-------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Assicurazioni Generali                                 750,000      20,522,280

Axa                                                  1,101,444      24,091,257

Berkshire Hathaway, Cl. A                                 325  (b)  23,140,000

Berkshire Hathaway, Cl. B                                 153  (b)     360,162

Marsh & McLennan Cos.                                 220,000       21,285,000

Zurich Financial Services                              20,000        4,578,564

                                                                    95,920,926

MEDIA--5.7%

AOL Time Warner                                       416,215  (b)  12,990,070

Clear Channel Communications                            3,100  (b)     118,172

McGraw-Hill Cos.                                      300,000       15,774,000

News, ADR                                              12,000          330,240

Pearson                                             1,671,944       20,027,824

Viacom, Cl. B                                         306,727  (b)  11,198,603

Vivendi Universal                                      90,000        4,204,367

Vivendi Universal, ADR                                185,900        8,668,517

                                                                    73,311,793

RETAIL--1.4%

Home Depot                                               4,705         179,872

Wal-Mart Stores                                        337,022      17,322,931

                                                                    17,502,803

TECHNOLOGY--11.2%

Cisco Systems                                        1,093,546  (b) 18,502,798

EMC                                                    400,000  (b)  4,928,000

Hewlett-Packard                                         50,000         841,500

Intel                                                2,173,841      53,085,197

International Business Machines                        315,625      34,109,594

Microsoft                                              561,100 (b)  32,627,965

Sun Microsystems                                       20,890  (b)     212,034

                                                                   144,307,088

TELECOMMUNICATION SERVICES--5.2%

BellSouth                                              500,000      18,500,000

SBC Communications                                     500,000      19,055,000

Tele Norte Leste Participacoes, ADR                     42,293         429,697

Telecom Italia, ADR                                    200,000      16,510,000

Telecomunicacoes Brasileiras, ADR                       75,000       1,943,250

Telefonica, ADR                                         63,127  (b)  2,239,115


COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)

Verizon Communications                                 170,000       8,467,700

Winstar Communications                                      1  (b)        --

                                                                    67,144,762

TRANSPORTATION--.5%

United Parcel Service, Cl. B                           131,400       6,701,400

UTILITIES--.8%

E.On                                                   200,000       10,351,150

TOTAL COMMON STOCKS

   (cost $1,224,189,774)                                          1,259,340,045
--------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%
--------------------------------------------------------------------------------

MEDIA;

News, ADR

   (cost $16,614,114)                                   750,000     17,850,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,240,803,888)                   99.3%  1,277,190,045

CASH AND RECEIVABLES (NET)                                  .7%      8,874,653

NET ASSETS                                               100.0%  1,286,064,698

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2001, THIS SECURITY AMOUNTED TO $387,146 OR .03% OF NET ASSETS.

(B)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,240,803,888  1,277,190,045

Cash                                                                  3,961,751

Receivable for investment securities sold                             4,698,620

Dividends receivable                                                  2,516,936

Receivable for shares of Common Stock subscribed                      2,381,081

Prepaid expenses                                                         84,428

                                                                  1,290,832,861
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,887,847

Payable for shares of Common Stock redeemed                           2,562,291

Accrued expenses                                                        318,025

                                                                      4,768,163
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,286,064,698
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,272,188,195

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                    (22,512,096)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4           36,388,599
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,286,064,698

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      404,329,391           711,892,847          160,220,489            6,736,298            2,885,673

Shares Outstanding                   14,018,643            25,805,849            5,855,794              233,265              100,779
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          28.84                27.59                27.36                 28.88                28.63


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,381,026 foreign taxes withheld at source) 21,035,699

Interest                                                             1,178,410

TOTAL INCOME                                                        22,214,109

EXPENSES:

Investment advisory fee--Note 3(a)                                  11,412,344

Distribution fees--Note 3(b)                                         8,010,290

Shareholder servicing costs--Note 3(c)                               5,489,662

Custodian fees                                                         310,948

Prospectus and shareholders' reports                                   149,813

Registration fees                                                       88,753

Professional fees                                                       60,939

Directors' fees and expenses--Note 3(d)                                 47,059

Loan commitment fees--Note 2                                            11,219

Interest expense--Note 2                                                 1,323

Miscellaneous                                                           60,271

TOTAL EXPENSES                                                      25,642,621

INVESTMENT (LOSS)                                                  (3,428,512)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (19,498,429)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                              (402,772,101)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (422,270,530)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (425,699,042)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ---------------------------------

                                                     2001                2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (3,428,512)          (5,025,254)

Net realized gain (loss) on investments      (19,498,429)          (3,192,426)

Net unrealized appreciation (depreciation)
   on investments                           (402,772,101)          118,256,519

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (425,699,042)          110,038,839
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --          (1,347,831)

Class B shares                                         --          (3,044,170)

Class C shares                                         --            (649,869)

Class R shares                                         --             (28,032)

Class T shares                                         --                 (21)

TOTAL DIVIDENDS                                        --          (5,069,923)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              2,152,891,562        1,365,768,682

Net assets received in connection
   with reorganization--Note 1                 38,761,458                  --

Class B shares                                 94,985,519          184,793,114

Class C shares                                 63,892,576           66,130,507

Class R shares                                  1,997,158            3,665,437

Class T shares                                  1,529,408            2,662,844

Dividends reinvested:

Class A shares                                         --            1,150,945

Class B shares                                         --            2,285,354

Class C shares                                         --              358,895

Class R shares                                         --               28,032

Class T shares                                         --                   21

Cost of shares redeemed:

Class A shares                             (2,162,098,609)      (1,342,036,088)

Class B shares                               (158,095,999)        (163,934,955)

Class C shares                                (72,097,503)         (52,344,371)

Class R shares                                 (2,024,091)          (4,507,272)

Class T shares                                   (402,152)             (54,533)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (40,660,673)           63,966,612

TOTAL INCREASE (DECREASE) IN NET ASSETS      (466,359,715)          168,935,528
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,752,424,413         1,583,488,885

END OF PERIOD                               1,286,064,698         1,752,424,413


                                                     Year Ended October 31,
                                              ---------------------------------

                                                     2001                 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    66,654,296           35,739,577

Shares issued in connection
   with reorganization--Note 1                  1,236,410                 --

Shares issued for dividends reinvested               --                32,384

Shares redeemed                               (66,985,141)        (35,130,491)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     905,565             641,470
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,921,095           5,043,911

Shares issued for dividends reinvested                 --              66,282

Shares redeemed                               (5,074,153)          (4,481,454)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (2,153,058)             628,739
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,988,948           1,817,576

Shares issued for dividends reinvested                 --              10,500

Shares redeemed                               (2,312,979)          (1,438,482)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (324,031)             389,594
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        60,285              96,507

Shares issued for dividends reinvested                 --                 793

Shares redeemed                                  (60,956)            (117,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       (671)             (20,694)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        45,934              69,039

Shares issued for dividends reinvested                 --                   1

Shares redeemed                                  (12,785)              (1,440)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      33,149               67,600

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 577,859 CLASS B SHARES REPRESENTING $17,872,300 WERE AUTOMATICALLY CONVERTED TO 554,323 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 522,982 CLASS B SHARES REPRESENTING $19,244,676 WERE AUTOMATICALLY CONVERTED TO 505,715 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Year Ended October 31,
                                    --------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            37.88          35.32          29.95          24.46         19.89

Investment Operations:

Investment income--net                                            .10(a)         .10(a)         .09(a)         .09           .11

Net realized and unrealized gain (loss)
   on investments                                               (9.14)          2.57           5.49           5.43          4.69

Total from Investment Operations                                (9.04)          2.67           5.58           5.52          4.80

Distributions:

Dividends from investment income--net                              --             --           (.10)          (.02)         (.15)

Dividends from net realized gain
   on investments                                                  --           (.11)          (.11)          (.01)         (.08)

Total Distributions                                                --           (.11)          (.21)          (.03)         (.23)

Net asset value, end of period                                  28.84          37.88          35.32          29.95         24.46
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (23.86)          7.58          18.70          22.56         24.39
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.16           1.18           1.20          1.19

Ratio of net investment income
   to average net assets                                          .30            .25            .27            .51           .66

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --             --             --             --           .03

Portfolio Turnover Rate                                          7.26           7.10           2.42           5.33          1.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         404,329         496,781        440,513       190,800       108,188

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                           Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            36.50          34.29         29.20          24.01         19.58

Investment Operations:

Investment (loss)                                                (.15)(a)       (.19)(a)      (.15)(a)       (.04)         (.04)(a)

Net realized and unrealized gain (loss)
   on investments                                               (8.76)          2.51          5.35           5.24          4.60

Total from Investment Operations                                (8.91)          2.32          5.20           5.20          4.56

Distributions:

Dividends from investment income--net                              --             --           --             --           (.05)

Dividends from net realized gain
   on investments                                                  --           (.11)         (.11)          (.01)         (.08)

Total Distributions                                                --           (.11)         (.11)          (.01)         (.13)

Net asset value, end of period                                  27.59          36.50         34.29          29.20         24.01
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (24.41)          6.76         17.87          21.66         23.47
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.92           1.92          1.92           1.95          2.00

Ratio of investment (loss)
   to average net assets                                         (.46)          (.51)         (.46)          (.24)         (.17)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --            --             --            .03

Portfolio Turnover Rate                                          7.26           7.10          2.42           5.33          1.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         711,893      1,020,578       937,195        543,079       264,375

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            36.19          33.99          28.95          23.80         19.51

Investment Operations:

Investment (loss)                                                (.13)(a)       (.18)(a)       (.14)(a)       (.01)         (.06)(a)

Net realized and unrealized gain (loss)
   on investments                                               (8.70)          2.49           5.30           5.17          4.57

Total from Investment Operations                                (8.83)          2.31           5.16           5.16          4.51

Distributions:

Dividends from investment income--net                              --            --            (.01)           --           (.14)

Dividends from net realized gain
   on investments                                                  --          (.11)           (.11)          (.01)         (.08)

Total Distributions                                                --          (.11)           (.12)          (.01)         (.22)

Net asset value, end of period                                  27.36         36.19           33.99          28.95         23.80
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (24.40)         6.79           17.87          21.69         23.36
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.89          1.90            1.90           1.91          1.99

Ratio of investment (loss)
   to average net assets                                         (.42)         (.49)           (.44)         (.21)          (.24)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --            --             --             --            .03

Portfolio Turnover Rate                                          7.26          7.10            2.42           5.33          1.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         160,220       223,671         196,832         80,169        29,845

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.




SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                        Year Ended October 31,
                                                                 ------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            37.81          35.14          29.77          24.30         19.74

Investment Operations:

Investment income--net                                            .20(a)         .21(a)         .12(a)         .20           .22

Net realized and unrealized gain (loss)
   on investments                                               (9.13)          2.57           5.52           5.35          4.60

Total from Investment Operations                                (8.93)          2.78           5.64           5.55          4.82

Distributions:

Dividends from investment income--net                              --             --           (.16)          (.07)         (.18)

Dividends from net realized gain
   on investments                                                  --           (.11)          (.11)          (.01)         (.08)

Total Distributions                                                --           (.11)          (.27)          (.08)         (.26)

Net asset value, end of period                                  28.88          37.81          35.14          29.77         24.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (23.62)          7.94          19.03          22.89         24.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .86            .93            .93           .95

Ratio of net investment income
   to average net assets                                          .61            .55            .35            .78           .87

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                         --              --            --             --           .04

Portfolio Turnover Rate                                          7.26           7.10           2.42           5.33          1.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6,736          8,844          8,948          1,222           732

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended October 31,
                                                                                       ---------------------------------------

CLASS T SHARES                                                                         2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  37.70           35.30           33.49

Investment Operations:

Investment income (loss)--net                                                           .02(b)         (.07)(b)        (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (9.09)           2.58            1.83

Total from Investment Operations                                                      (9.07)           2.51            1.81

Distributions:

Dividends from net realized gain
   on investments                                                                        --            (.11)             --

Net asset value, end of period                                                        28.63           37.70           35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (24.06)           7.26            5.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.42            1.52             .13(d)

Ratio of net investment income (loss)

   to average net assets                                                                .05            (.20)           (.06)(d)

Portfolio Turnover Rate                                                                7.26            7.10            2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 2,886           2,550               1

(A)  FROM SEPTEMBER 30, 1999  (COMMENCEMENT OF INITIAL  OFFERING) TO OCTOBER 31,
     1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On August 28, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization previously approved by the fund' s Board of Directors, substantially all of the assets, subject to the liabilities, of Dreyfus Global Growth Fund, were transferred to the fund in exchange for shares of Common Stock of the fund's Class A shares in equal value. The fund's net asset value on the Closing Date was $31.35 per share, and a total of 1,236,410 shares, representing net assets of $38,761,458 (including $3,203,085 net unrealized depreciation on investments) , were issued to Dreyfus Global Growth Fund's shareholders in the exchange. The exchange was a tax free event.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $39,197,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund' s merger with Dreyfus Global Growth Fund. If not applied, $19,176,000 of the carryover expires in fiscal 2008 and $20,021,000 expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,428,512, increase accumulated net realized gain (loss) on investments by $41,425 and decreased paid-in capital by $3,469,937. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2001, was approximately $32,700, with a related weighted average annualized interest rate of 4.04%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets                               Average Daily Net Assets

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

The Distributor retained $26,824 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $6,529,114, $1,474,178 and $6,998 respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $1,109,633, $2,176,371, $491,393 and $6,998, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $1,064,346 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) During the period ended October 31, 2001, the fund incurred total brokerage commissions of $236,822 of which $13,000 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $111,584,703 and $108,759,872, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $36,386,157, consisting of $169,859,742 gross unrealized appreciation and $133,473,585 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York                [ERNST & YOUNG LLP SIGNATURE LOGO]
December 4, 2001

                                                             The Fund


NOTES

                      For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.

                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  070AR1001